UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! MARKETAXESS HOLDINGS INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET Market Axess MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 D43180-P54100 You invested in MARKETAXESS HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2021 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/MKTX2021 *Please check the meeting materials for any special requirements for meeting attendance. VI

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. These items of business are more fully described in the Proxy Statement. Please follow the instructions on the reverse side to access the Proxy Statement and other proxy materials and vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Richard M. McVey For 1b. Nancy Altobello For 1c. Steven L. Begleiter For 1d. Stephen P. Casper For 1e. Jane Chwick For 1f. Christopher R. Concannon For 1g. William F. Cruger For 1h. Kourtney Gibson For 1i. Justin G. Gmelich For 1j. Richard G. Ketchum For 1k. Emily H. Portney For 1l. Richard L. Prager For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43181-P54100